SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of August 22, 2024)

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Europe Dynamic Fund	N/A
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Equity Premium Income Fund	N/A
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Hedged Equity Fund	N/A
JPMorgan Hedged Equity 2 Fund	N/A
JPMorgan Hedged Equity 3 Fund	N/A
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Focus Fund	N/A
JPMorgan International Hedged Equity Fund	N/A
JPMorgan Developed International Value Fund	JPMorgan International Value Fund (name effective until 9/13/23), JPMorgan Fleming International Value Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Preferred and Income Securities Fund	N/A
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Small Cap Blend Fund	N/A
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan SMID Cap Equity Fund	N/A
JPMorgan U.S. Applied Data Science Value Fund	JPMorgan Intrepid Value Fund (name effective until 6/30/21)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Research Enhanced Equity Fund	N/A
JPMorgan U.S. Small Company Fund	N/A
JPMorgan U.S. Sustainable Leaders Fund	N/A
JPMorgan U.S. Value Fund	N/A
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Value Advantage Fund	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Corporate Bond Fund	N/A
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Floating Rate Income Fund	N/A
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan Income Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan National Municipal Income Fund	JPMorgan Intermediate Tax Free Income Fund, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22)
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Duration Core Plus Fund	N/A
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Total Return Fund	N/A
JPMorgan Ultra-Short Municipal Fund	N/A
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2020 Fund[1]	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A

[1]	To be reorganized into the JPMorgan SmartRetirement Income Fund on or about April 25, 2025.

JPMorgan SmartRetirement 2050 Fund	N/A
JPMorgan SmartRetirement 2055 Fund	N/A
JPMorgan SmartRetirement 2060 Fund	N/A
JPMorgan SmartRetirement 2065 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

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J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds JPMorgan Trust I JPMorgan Trust II JPMorgan Trust IV		JPMORGAN DISTRIBUTION SERVICES, INC.
Each on behalf of itself and each of its Funds

By:	/s/ Timothy J. Clemens	By:	/s/ Brian S. Shlissel
Name:	Timothy J. Clemens	Name:	Brian S. Shlissel
Title:	Treasurer	Title:	Managing Director